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                                                                    Exhibit 10.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT



          THIS AGREEMENT, made and entered into as of this 21st day of June, 1996, by and between Sanifill, Inc., a Delaware corporation (the "Company"), and
J. Chris Brewster (the "Executive").

                               R E C I T A L S:

          Company and Executive have previously entered into that certain Employment Agreement dated as of April 3, 1992, which is presently in full force and effect; and
          Company and Executive desire to both modify the Employment Agreement and to clarify the provisions thereof.
          NOW, THEREFORE, it is hereby covenanted and agreed by and between the Company and Executive as follows:
     1. Section 6(a) of the Employment Agreement is hereby amended to read hereafter as follows:

          (a) In the event that this Agreement is terminated pursuant to the death or disability of the Executive, or pursuant to Section 5(a)(4) of this Agreement, or the Company does not exercise its rights to renew or extend this Agreement pursuant to the provisions of Section 2 hereof, the Company shall continue to pay to the Executive (or in the event of his death, to the Executive's surviving spouse or to the executor or administrator of the Executive's estate), his Base Salary then payable pursuant to Section 3(a) on a monthly basis for the greater of (i) the balance of the term remaining under this Agreement, or (ii) three years. The executive and/or his surviving spouse shall also be allowed to continue to participate in the Company's health insurance plan, at the same level as provided while he was employed for the balance of the term remaining under this Agreement, or 36 months, whichever is greater.
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          IN WITNESS WHEREOF, the Executive has hereunto set his hand, and the
Company has caused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed, all as of the day and year first above written.

                                    SANIFILL, INC.



                                    By
                                    _____________________________

ATTEST:


________________________

                                    EXECUTIVE



                                    By
                                    _____________________________
                                    J. Chris Brewster





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